Exhibit 99.1

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Southern First Bancshares - Corporate Profile

85
Charlotte
NC
85
Greenville
26
SC
85
Atlanta
Columbia
GA

1 – As of December 31, 2007

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SFST – Growth Story

Total Assets (in millions)
$700
$600
$500
$400
$300
$200
$316
$405
$509
$628
2004
2005
2006
2007

Loans (in millions)
$600
$500
$400
$300
$200
$280
$339
$402
$509
2004
2005
2006
2007

Southern FIRST

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SFST – Growing Deposit Market Share

Bank	**Offices**	**Deposits ($ mil)**	**Market Share**
Carolina First	13	2,434	25.4 %
Wachovia	19	1,619	16.9 %
BB&T	20	1,342	14.0 %
Bank of America	16	918	9.6 %
SunTrust	17	467	4.9 %
Southern First	**3**	**389**	**4.1 %**
23 other banks	69	2,420	25.1 %

Southern FIRST

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Infrastructure Investments – Building Earnings Engine

Net Earnings (in thousands)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$1,006
$2,013
$2,514
$3,901
$3,435
2003
2004
2005
2006
2007

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Corporate Strategy – *Unique Model*

*Client*FIRST

- ***Targeted Focus***
- ***Relationship Team Structure***
- ***Produces Sustainable Efficiencies***

Assets per Employee
$10.0
$8.0
$6.0
$4.0
$2.0
$7.9
$4.4
$5.7
Southern First
SC Average
All Banks

Data: FDIC – September 2007

Southern FIRST

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South Carolina - Dynamic Markets

	Greenville Market	Columbia Market	
County:	**Greenville**	**Richland**	**Lexington**
Deposits	$9.6 billion	$8.7 billion	$2.6 billion
5 year annual growth rate	9.5%	11.1%	9.1%
Market share	4.1%	*	*
State Rank			
Population	1st	2nd	5th
Income	1st	3rd	4th

Data: FDIC – June 2007

Southern FIRST

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Loan Portfolio Composition

Commercial Business 17%
Consumer RE 22%
Consumer 2%
Owner Occupied CRE 22%
Non Owner Occupied CRE 29%
Commercial AD&C 8%

Data: December 2007

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Loan Portfolio Quality – Strategic Initiatives:

NPA History
% of assets
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
Q1 '06
Q2 '06
Q3 '06
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
0.70%
0.50%
0.29%
0.49%
0.42%
0.86%
0.54%
0.78%

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SFST – Performance Driven Team

85
Charlotte
NC
85
Greenville
26
SC
85
Atlanta
Columbia
GA

Southern FIRST

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SOUTHERN FIRST  BANCSHARES, INC.

www.southernfirst.com

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Super-Community

BANK CONFERENCE

Southeast - February 11-12, 2008

Forward-Looking Statements

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc.  We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected non-interest expenses, increased competition, fluctuations in interest rates, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings.  Southern First assumes no duty to update the forward-looking statements made in this presentation.

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Southern First Bancshares - Corporate Profile

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•     Greenville First Bank opened in 2000

•     Name changed to Southern First Bank in June 2007

•     $628 million in total assets (1)

•     Greenville and Columbia represent the two largest banking markets in SC

•     SFST - NASDAQ market

•     23% Insider Ownership

•     4 offices / 79 employees

1 - As of December 31, 2007

SFST - Investment Profile

  Quality Growth Story

  Assets

  Market Share

  Earnings

  Unique ClientFIRST Model

  Dynamic South Carolina Markets

  Performance Driven Team / Momentum

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SFST - Growth Story

•    Assets increased 23% to $628 million

•    Loans increased 27% to $509 million

Total Assets (in millions)

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Loans (in millions)

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SFST - Growing Deposit Market Share

Of 29 banks, Southern First grew retail deposits greater than all except BB&T and Bank of America.  Retail deposits increased 19.4% - June 2007 FDIC data

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Infrastructure Investments - Building Earnings Engine

•   Net earnings declined 12% to $3.4 million ($1.06 per share)

•   Net interest income increased 17%

•   Overhead expenses increased 48% reflecting expansion to Columbia market

•   Provision increased 24% reflecting record loan growth

Net Earnings (in thousands)

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Corporate Strategy - Unique Model

ClientFIRST

•       Targeted Focus

•       Relationship Team Structure

•       Produces Sustainable Efficiencies

Assets per Employee

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Data: FDIC - September 2007

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South Carolina - Dynamic Markets

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Data: FDIC - June 2007

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Southern First Bancshares - Dynamic Markets

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  Greenville, SC had the lowest rate of foreclosure among the top 100 metro markets during 2nd qtr. of 2007 - RealtyTrac

  2007 was a record year for recruitment of jobs and investment in SC - SC Dept. of  Commerce

  Small Business and Entrepreneurship Council ranked SC eighth best state on its Small Business Survival Index.

  Expansion Management magazine ranked Columbia #1 and Greenville #3 in its top real estate markets in the country for expanding and relocating businesses.

Loan Portfolio Composition

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Data: December 2007

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Loan Portfolio Quality - Strategic Initiatives:

  Chief Portfolio Risk Officer - October 2007

  CRE Risk Management Plan

  Significant investments in underwriting and monitoring support

  Consistently refining the underwriting and approval process

NPA History

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SFST - Performance Driven Team

  Board and Executive Team own 23%

  Performance based compensation - 35% of executive compensation is incentive based

  Extensive market experience

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SFST - Summary

•       Quality Growth Story

•       Investments focused on growing earnings

•       Unique Client FIRST Model

•     Drives superior service and sustainable efficiencies

•      Dynamic South Carolina Markets

•       Growing demographics / stable economic trends

•       Performance Driven Team / Momentum

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